                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 1996

                              BITWISE DESIGNS, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                     0-20190                     14-1673067
(State or other jurisdiction        (Commission                  (IRS Employer
 of incorporation)                  File Number)             Identification No.)

Building 50, Rotterdam Industrial Park, Schenectady, N.Y.            12306
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (518) 356-9741


- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition of Disposition of Assets

         Bitwise Designs, Inc. (the "Company") previously announced that it had acquired on March 8, 1996, all of the capital stock of DJS Marketing Group, Inc. ("DJS"), an Illinois corporation with its principal place of business in Albany, New York.

         Pursuant to the terms of the Agreement and Plan of Merger, dated March 8, 1996, the Company acquired all of the capital stock of DJS in exchange for 200,000 shares ("Merger Shares") of restricted common stock of the Company, and $80,000 in cash for an aggregate purchase price of $1,130,000. As a result of the merger, DJS became a wholly owned subsidiary of the Company.

         This Amendment No. 1 has been filed to amend its Form 8-K filed March 22, 1996 to include the Financial Statements and Pro Forma Financial Statements required under Item 7 of Form 8-K that were not available at the time the Current Report on Form 8-K was originally filed relating to this transaction.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements of Businesses Acquired

         Financial Statements required by Item 7 of Form 8-K and Rule 3-05(b) of Regulation S-X, audited by KPMG Peat Marwick LLP appear as Exhibit A to this Form 8-K/A.

    (b)  Pro Forma Financial Information

         ProForma Financial Statements required by Item 7 of Form 8-K and Rule 3-05(b) of Regulation S-X, appear as Exhibit B to this Form 8-K/A.

         The unaudited ProForma Condensed Consolidated Financial Statements have been prepared by the Registrant based upon assumptions deemed proper by it. The ProForma Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date for the periods presented. The ProForma Financial Statements should be read in conjunction with the historical financial statements and related notes of Registrant and DJS Marketing Group Inc.

    (c)  Exhibits

         None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BITWISE DESIGNS, INC.
                                               (Registrant)

                                               By: /s/ John Botti
                                                   -----------------------------
                                                        John Botti
                                                        Chairman, President

                                               By: /s/ Dennis Bunt
                                                   -----------------------------
                                                        Dennis H. Bunt
                                                        Chief Financial Officer
                                                        Principal Accounting
                                                         Officer

Dated:  May 21, 1996

                                  Exhibit A

                            DJS MARKETING GROUP, INC.

                              Financial Statements

                     For the six-months ended June 30, 1995,
                    the year ended December 31, 1994 and the
                 period from August 3, 1993 (date of inception)
                              to December 31, 1993
                   (With Independent Auditors' Report Thereon)

                            DJS MARKETING GROUP, INC.



                                Table of Contents

Independent Auditors' Report

Financial Statements:

     Balance Sheets as of June 30, 1995, December 31, 1994 and
         December 31, 1993

     Statements of Operations for the six-months ended June 30, 1995, year ended
         December 31, 1994 and period from August 3, 1993 (date of inception) to December 31, 1993

     Statements of Shareholders' Equity (Deficiency) for the six-months ended
         June 30, 1995, year ended December 31, 1994 and period from August 3, 1993 (date of inception) to December 31, 1993

     Statements of Cash Flows for the six-months ended June 30, 1995, year ended
         December 31, 1994 and period from August 3, 1993 (date of inception) to December 31, 1993

     Notes to Financial Statements

                          Independent Auditors' Report

The Shareholders and Board of Directors
DJS Marketing Group, Inc.:

We have audited the accompanying balance sheets of DJS Marketing Group, Inc. as of June 30, 1995, December 31, 1994 and December 31, 1993, and the related statements of operations, shareholders' equity (deficiency), and cash flows for the six-months ended June 30, 1995, the year ended December 31, 1994 and the period from August 3, 1993 (date of inception) to December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our reports dated September 22, 1995, we expressed opinions on the Company's financial statements for the six-months ended June 30, 1995 and for the period August 3, 1993 (date of inception) through December 31, 1994, that included an explanatory paragraph reporting the uncertainty with respect to the Company's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of that uncertainty. As discussed in note 7 to the financial statements, the Company merged with Bitwise DJS, Inc. on March 8, 1996, received an additional capital contribution and obtained a new credit facility with a financial institution. Accordingly, our present opinion on the 1995 and 1994 financial statements, as presented herein, is different from our previous reports.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DJS Marketing Group, Inc. as of June 30, 1995, December 31, 1994 and December 31, 1993, and the results of its operations and its cash flows for the six-months ended June 30, 1995, the year ended December 31, 1994 and the period from August 3, 1993 (date of inception) to December 31, 1993 in conformity with generally accepted accounting principles.

                                                /s/ KPMG Peat Marwick LLP

Albany, New York
May 10, 1996

                            DJS MARKETING GROUP, INC.

                                 Balance Sheets

             June 30, 1995, December 31, 1994 and December 31, 1993

                          Assets                               1995        1994          1993
                                                               ----        ----          ----
Current assets:
     Cash (note 3)                                         $   39,560         --         33,530
     Receivables (note 3):
         Trade, net of allowance of $19,133 in 1995,
          $42,600 in 1994 and $787 in 1993                  1,625,755    1,911,708      440,667
         Due from CPI Computer Professionals, Inc., net
          of allowance of $89,200 in 1995 and 1994               --        322,711       35,261
         Due from shareholders (note 1(c))                     98,315       91,423       75,000
         Other                                                 28,086       10,483       12,774
                                                           ----------    ---------    ---------
              Total receivables                             1,752,156    2,336,325      563,702

     Inventories (note 3)                                     224,132      321,299    1,036,667
     Prepaid expenses                                           3,186        1,646         --
                                                           ----------    ---------    ---------
              Total current assets                          2,019,034    2,659,270    1,633,899

Property and equipment, net (notes 2 and 3)                   186,566      102,744       43,279

Other assets                                                   25,736        4,887         --
                                                           ----------    ---------    ---------
                                                           $2,231,336    2,766,901    1,677,178
                                                           ==========    =========    =========

    Liabilities and Shareholders' Equity (Deficiency)

Current liabilities:
     Borrowings under line of credit (note 3)                 103,203      104,815      101,325
     Book credit balances in bank accounts                       --         25,769         --
     Current portion of obligations under capital leases
       (note 4)                                                10,802        8,000        1,221
     Accounts payable                                       1,839,729    2,452,504    1,424,506
     Accrued interest payable                                    --           --          8,205
     Deferred revenue                                          27,667       20,882         --
     Accrued warranty expense                                  23,564       77,730         --
     Sales taxes payable                                      129,186      127,559       36,321
                                                           ----------    ---------    ---------
              Total current liabilities                     2,134,151    2,817,259    1,571,578

Obligations under capital leases, net of current portion
   (note 4)                                                    11,108       11,050        2,668
                                                           ----------    ---------    ---------
              Total liabilities                             2,145,259    2,828,309    1,574,246
                                                           ----------    ---------    ---------

Shareholders' equity (deficiency):
     Common stock, no par value, $1 stated value;
       10,000 shares authorized, 4,000 shares issued and
       outstanding                                              4,000        4,000        4,000
     Additional paid-in capital                               113,240      113,240      113,240
     Accumulated deficit                                      (31,163)    (178,648)     (14,308)
                                                           ----------    ---------    ---------
              Total shareholders' equity (deficiency)          86,077      (61,408)     102,932
                                                           ----------    ---------    ---------

Commitments and contingencies (note 4)
                                                           $2,231,336    2,766,901    1,677,178
                                                           ==========    =========    =========

See accompanying notes to financial statements.

                            DJS MARKETING GROUP, INC.

                            Statements of Operations

                                                     For the                                  For the period
                                                   six-months             For the           from August 3, 1993
                                                      ended             year ended        (date of inception) to
                                                  June 30, 1995      December 31, 1994       December 31, 1993
                                                  -------------      -----------------       -----------------
Net sales and service revenues                      $10,929,911          18,880,935               5,053,880

Cost of goods sold                                    9,961,022          17,578,829               4,763,703
                                                    -----------          ----------               ---------

         Gross profit                                   968,889           1,302,106                 290,177

Selling, general and administrative expenses            756,138           1,331,393                 280,122
                                                    -----------          ----------               ---------

         Income (loss) from operations                  212,751             (29,287)                 10,055

Interest expense                                         65,266             135,053                  24,363
                                                    -----------          ----------               ---------

         Net income (loss)                          $   147,485            (164,340)                (14,308)
                                                    ===========          ==========               =========





See accompanying notes to financial statements.

                            DJS MARKETING GROUP, INC.

                 Statements of Shareholders' Equity (Deficiency)

                     For the six-months ended June 30, 1995,
                    the year ended December 31, 1994 and the
                 period from August 3, 1993 (date of inception)
                              to December 31, 1993

                                          Common Stock
                                      --------------------
                                                                 Additional                           Total
                                      Number of                    paid-in     Accumulated        shareholders'
                                       shares       Amount        capital        deficit       equity (deficiency)
                                       ------       ------        -------        -------       -------------------
Initial capital contributions           4,000       $4,000        113,240            -              117,240

Net loss for the period ended
     December 31, 1993                     -            -              -         (14,308)           (14,308)
                                       ------       ------        -------        -------           --------

Balances at December 31, 1993           4,000        4,000        113,240        (14,308)           102,932

Net loss for the period ended
     December 31, 1994                     -            -              -         164,340)          (164,340)
                                       ------       ------        -------        -------           --------

Balances at December 31, 1994           4,000        4,000        113,240        178,648)           (61,408)

Net income for the period ended
     June 30, 1995                         -            -              -         147,485            147,485
                                       ------       ------        -------        -------           --------

Balances at June 30, 1995               4,000       $4,000        113,240        (31,163)            86,077
                                       ======       ======        =======        =======           ========




See accompanying notes to financial statements.

                            DJS MARKETING GROUP, INC.

                            Statements of Cash Flows

                                                           For the                                  For the period
                                                         six-months             For the           from August 3, 1993
                                                            ended             year ended        (date of inception) to
                                                        June 30, 1995      December 31, 1994       December 31, 1993
                                                        -------------      -----------------       -----------------
Cash flows from operating activities:
     Net income (loss)
     Adjustments to reconcile net income (loss)            $ 147,485           (164,340)                (14,308)
       to net cash provided by (used in)
       operating activities:
         Depreciation and amortization of
           property and equipment                             16,325             15,166                   2,998
         Changes in operating assets and
             liabilities:
                Trade and other receivables                  513,715         (1,756,200)               (488,702)
                Due from shareholders                         (6,892)           (16,423)                   --
                Inventories                                   97,167            715,368              (1,036,667)
                Prepaid expenses                              (1,540)            (1,646)                   --
                Other assets                                 (20,849)            (4,887)                   --
                Accounts payable and accrued
                  expenses                                  (660,156)         1,118,405               1,432,711
                Sales taxes payable                            1,627             91,238                  36,321
                                                           ---------         ----------              ----------
                    Net cash provided by (used
                       in) operating activities               86,882             (3,319)                (67,647)
                                                           ---------         ----------              ----------

Cash flows from investing activities:
     Purchases of property and equipment                     (15,629)           (53,513)                 (7,544)
                                                           ---------         ----------              ----------
                    Net cash used in investing
                         activities                          (15,629)           (53,513)                 (7,544)
                                                           ---------         ----------              ----------

Cash flows from financing activities:
     Proceeds from the issuance of common
        stock                                                   --                 --                     8,000
     Increase (decrease) in book overdrafts                  (25,769)            25,769                    --
     Increase (decrease) in borrowings under line
        of credit, net                                        (1,612)             3,490                 101,325
     Principal payments on capital lease
        obligations                                           (4,312)            (5,957)                   (604)
                                                           ---------         ----------              ----------
                    Net cash provided by (used
                      in) financing activities               (31,693)            23,302                 108,721
                                                           ---------         ----------              ----------

Net increase (decrease) in cash and cash
    equivalents                                               39,560            (33,530)                 33,530

Cash at beginning of period                                     --               33,530                    --
                                                           ---------         ----------              ----------

Cash at end of period                                      $  39,560               --                    33,530
                                                           =========         ==========              ==========




See accompanying notes to financial statements.

                            DJS MARKETING GROUP, INC.

                          Notes to Financial Statements

             June 30, 1995, December 31, 1994 and December 31, 1993

(1)    Summary of Significant Accounting Policies

       (a)  Nature of Organization and Description of Business

            DJS Marketing Group, Inc. ("DJS") was incorporated in the state of
                Illinois on August 3, 1993. DJS distributes high quality, specialized, portable personal computer systems and workstations. In addition, the Company offers training programs for the use of computer software, as well as systems integration, internet and hardware repair services.

       (b)  Reporting Periods

            The period ended December 31, 1993 reflects the results of the
                Company's operations and cash flows from August 3, 1993 (date of inception) to December 31, 1993. The period ended December 31, 1994 represents a full year of operations and cash flows. As a result of a change in the Company's fiscal year, the period ended June 30, 1995 represents a six-month reporting period.

       (c)  Due from Shareholders

            Due from shareholders represents cash advances made to the Company's shareholders and also includes $75,000 of certificates of deposit held by the shareholders which were pledged to the Company in connection with obtaining the line of credit described in note 3.

       (d)  Inventories

            Inventories consist principally of finished goods and are stated at the lower of average cost or market.

       (e)  Property and Equipment

            Property and equipment are stated at cost. Depreciation is determined using the straight-line method. Leasehold improvements are amortized over the term of the related lease. Equipment held under capital leases is stated at the present value of the lease payments and is amortized using the straight-line method over the shorter of the lease term or its estimated useful life.

            Repairs and maintenance are charged to expense as incurred. Renewals and betterments are capitalized. When assets are sold, retired or otherwise disposed of, the applicable costs and accumulated depreciation or amortization are removed from the accounts and the resulting gain or loss, if any, is recognized.

       (f)  Revenue Recognition

            Revenue from the sale of products is recognized when the products are delivered to customers. The Company also offers extended service agreements to its customers, which are generally paid for at the time the related product is sold. Amounts collected for extended service agreements are initially deferred, and subsequently recognized as revenue on a pro-rata basis over the term of the agreement. Parts and labor expenses related to services rendered under extended service agreements are recognized as incurred.

                                                                     (Continued)

                            DJS MARKETING GROUP, INC.

       (g)  Management Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (h)  Reclassifications

            It is the Company's policy to reclassify prior financial statements to conform to the current presentation.

(2)    Property and Equipment

       Property and equipment at June 30, 1995, December 31, 1994 and December
            31, 1993 consists of the following:

                                               Estimated
                                              Useful Life
                                               In Years           1995        1994       1993
                                               --------           ----        ----       ----
         Leasehold improvements                   1-3          $  1,683        1,683         -
         Computers                                5             127,336       76,560     40,284
         Other office equipment                   3-10            6,103        4,978      4,493
         Furniture and fixtures                   5-10           88,076       36,013      1,500
         Purchased software                       5              10,179        1,674         -
                                                               --------      -------     -----
                                                                233,377      120,908     46,277
         Less accumulated depreciation and
              amortization                                       46,811       18,164      2,998
                                                               --------      -------     ------
                                                               $186,566      102,744     43,279
                                                               ========      =======     ======

       Depreciation and amortization expense on property and equipment for the periods ended June 30, 1995, December 31, 1994 and December 31, 1993 was $16,325, $15,166 and $2,998, respectively.

       Equipment held under capital leases included above at June 30, 1995, December 31, 1994 and December 31, 1993 was $32,783, $25,611 and
          $4,493, respectively. Accumulated amortization on equipment held under capital leases at June 30, 1995, December 31, 1994 and December 31, 1993 was $3,228, $2,007 and $150, respectively.

                                                                     (Continued)

                            DJS MARKETING GROUP, INC.

(3)    Line of Credit

       The Company had a line of credit agreement with a bank permitting borrowings up to $225,000. Permitted borrowings are based on issuance of standby letters of credit. Borrowings accrue interest at the prime rate plus 1% per annum (effective rate of 10.0% at June 30, 1995, 9.5% at December 31, 1994 and 7.0% at December 31, 1993) and are collateralized by a first security interest in accounts receivable, inventory, equipment, and all balances of deposit accounts with the Company's bank. Borrowings under the line of credit are guaranteed by the officers. The line of credit agreement included covenants which required the Company to obtain adequate insurance coverage for property and equipment, and required the periodic delivery of financial information and the maintenance of a minimum tangible net worth. At June 30, 1995, December 31, 1994 and December 31, 1993, the Company was not in compliance with the tangible net worth covenant which could have resulted in all outstanding amounts becoming payable on demand. The outstanding balance under this agreement was paid in full on April 4, 1996 (see note 7).

(4)    Lease Commitments

       The Company is obligated under operating and capital leases for certain equipment expiring at various dates through 1998.

       In March 1994, the Company entered into a three-year operating lease commencing April 1, 1994 for its main office, and a one-year lease commencing on April 1, 1994 for its Chicago office.

       The Company has also entered into operating leases for automobiles for its four officers. One lease is in the name of DJS, while the remaining three are in the name of the officers' previous businesses, but payment has been assumed by DJS. Total payments by DJS related to these automobile leases for the periods ended June 30, 1995, December 31, 1994 and December 31, 1993 totaled $11,794, $18,181 and $5,223, respectively.

       As of June 30, 1995, future minimum payments by year, and in the aggregate, under capital and operating leases with initial terms of one year or more, including the automobile leases described above, are as follows:

                                                        Capital       Operating
                                                         leases        leases
                                                         ------        ------
Year ending June 30,

       1996                                              $14,122        75,172
       1997                                                9,986        31,891
       1998                                                2,556          --
                                                         -------        ------
                                                          26,664      $107,063
                                                                      ========
       Less amounts representing interest                  4,754
                                                         -------
       Present value of net minimum lease payments        21,910
       Less current portion                               10,802
                                                         -------
       Long-term portion                                 $11,108
                                                         =======


       Rental expense for the periods ended June 30, 1995, December 31, 1994 and
          December 31, 1993 was $41,472, $66,657 and $13,708, respectively.


                                                                     (Continued)

                            DJS MARKETING GROUP, INC.

(5)    Related Parties

       (a)  Asset Purchase Agreement

            On May 2, 1994, three shareholders of DJS ("shareholders") entered into an Asset Purchase Agreement to acquire certain assets and assume certain liabilities of AJ Resources, Inc. ("AJ"), and activated a previously dormant New York State corporation named CPI Computer Professionals, Inc. ("CPI"). As part of this transaction, the shareholders of AJ were granted a 15% interest in CPI, with the remaining 85% held by the shareholders of DJS.

            Under the terms of the Asset Purchase Agreement, the shareholders agreed to assume and pay certain specific liabilities of AJ Resources, Inc., the amounts of which as set forth in the Agreement were the best approximations of the respective liabilities to be assumed as of the closing date. The Agreement also states that the maximum amount assumed cannot exceed $283,567.

       (b)  Corporate Organization Agreement

            In connection with a Corporate Organization Agreement dated April
                29, 1994 by and among CPI, DJS, the shareholders of AJ Resources, Inc. and the shareholders of DJS, put and call options exist that could require or allow the shareholders of DJS to acquire the shares held by any one or all of the minority shareholders of CPI.

            On March 8, 1996, in connection with the merger between DJS
                Marketing Group, Inc. and Bitwise DJS Inc., the minority shareholders of CPI received $50,000 and 17,750 shares of Bitwise Designs, Inc. common stock from the former shareholders of DJS in full satisfaction of their obligations by DJS under the Corporate Organization Agreement (see note 7).

       (c)  CPI Computer Professionals, Inc.

            In February 1995, CPI closed its retail operations and began to curtail operations. As a result of the related ownership interests between CPI and DJS, DJS has committed to the payment of $5,000 per month for a period of 14 months. The payments began on August 1, 1995 and are in consideration for the transfer and use of authorizations held by CPI to sell certain well-recognized brands of computer equipment.

(6)    Income Taxes

       DJS Marketing Group, Inc., as noted above, has elected "S" Corporation status for Federal and state income tax purposes. As a result of this election, income is not subject to Federal or state income taxes at the corporate level; such income is generally taxed at the shareholder level.

                                                                     (Continued)

                            DJS MARKETING GROUP, INC.

(7)    Subsequent Events

       (a)  Merger with Bitwise DJS Inc.

            On March 8, 1996, the Company completed a merger with Bitwise DJS,
                Inc., a wholly-owned subsidiary of Bitwise Designs, Inc. The shareholders of DJS Marketing Group, Inc. received $80,000 in cash and 200,000 shares of Bitwise Designs, Inc. common stock in exchange for the 4,000 outstanding shares of DJS Marketing Group, Inc. common stock. In addition, Bitwise Designs, Inc. made a capital contribution of $500,000 to the newly formed entity. The surviving corporation is DJS Marketing Group, Inc., a wholly-owned subsidiary of Bitwise Designs, Inc.

            In connection with this transaction, the former shareholders of DJS entered into a $125,000 promissory note payable to Bitwise Designs, Inc., bearing interest at 8% per annum. The note principal and accrued interest thereon is due and payable on March 8, 1998 and is secured by 30,000 shares of Bitwise Designs, Inc. common stock pledged as collateral by the borrowers. $50,000 of the proceeds of this note, along with 17,750 shares of Bitwise common stock, was remitted to the minority shareholders of CPI by the former shareholders of DJS in full satisfaction of their obligations under the Corporate Organization Agreement described in note 5(b).

            Under the indemnification provisions of the merger, 25,000 Bitwise shares received by the former shareholders of DJS are held in escrow for a period of 18 months from the date of the merger. In addition, the sale of Bitwise shares transferred in connection with the merger is restricted for a period of two years from the date of the merger.

            As a condition of the merger, the former shareholders of DJS have entered into employment and non-competition agreements with the Company expiring on March 31, 1998.

       (b)  Financing Agreement

            On April 4, 1996, the Company obtained a $2.3 million credit facility from Deutsche Financial Services. Under the revolving accounts receivable credit line portion of this agreement, the Company may receive advances of up to $1.0 million based on 85% of eligible accounts receivable. In addition, the Company may receive up to $1.3 million for vendor subsidized inventory purchases. The revolving accounts receivable credit line bears interest at prime plus 1.75%. No finance charges are assessed on borrowings for vendor subsidized inventory purchases if repayment complies with vendor specified criteria. The $2.3 million credit facility is secured by a first priority lien on accounts receivable, inventory, fixed assets, other assets and general intangibles of the Company.

       (c)  Office Lease

            On May 6, 1996, the Company renegotiated its operating lease to obtain additional facility space at its main office. The new agreement is effective for the period June 1, 1996 through May 31, 2001 and requires monthly payments of $5,890 through May 1, 1997 and $5,327 from May 1, 1997 through May 1, 2001. In addition, the Company is required to pay fees for common area maintenance, real estate taxes and insurance.

                                                                     (Continued)

                            DJS MARKETING GROUP, INC.

(8)    Cash Flows - Supplemental Information

       Cash paid for interest during the periods ended June 30, 1995, December
           31, 1994 and December 31, 1993 was $65,266, $143,258 and $16,158,
           respectively.

       Noncash investing and financing activities:

           During the period ended June 30, 1995, the Company received property and equipment from CPI, whereby DJS reduced the amount receivable from CPI based on CPI's net book value of the property and equipment. The net book value at the date of transfer consisted of:

                    Property and equipment                      $89,668
                    Less accumulated depreciation                12,322
                                                                -------
                                                                $77,346
                                                                =======

           During the periods ended June 30, 1995, December 31, 1994 and
                December 31, 1993, the Company entered into capital lease obligations for the purchase of equipment aggregating $7,172, $21,118 and $4,493, respectively.

           During the period ended December 31, 1993, the Company received noncash capital contributions from its shareholders totaling $109,240. These contributions consisted of equipment of $34,240 and $75,000 of accounts receivable secured by certificates of deposit in financial institutions.

(9)    Business Concentrations

       The Company's single line of business is the sale, installation and service of computer hardware and related products. A decline in consumer demand for these products could have a significant impact on the Company's operating results.

       The Company obtains a substantial portion of its inventory through purchase authorizations maintained with several large vendors. The Company's inability to obtain merchandise from one or more of these significant suppliers could have an adverse effect on future operations.

(10)   Financial Instruments

       The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, capital lease obligations and line of credit borrowings, approximated fair value as of June 30, 1995, December 31, 1994 and December 31 1994 because of the relatively short maturity of these instruments.

                                  Exhibit B

                         PROFORMA FINANCIAL INFORMATION

                              BITWISE DESIGNS, INC.
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 1995
                                   (UNAUDITED)


                                                              DJS
ASSETS                                       BITWISE       MARKETING,       ADJUSTMENTS       CONSOLIDATED
                                          DESIGNS, INC.       INC.           (PROFORMA)        (PROFORMA)
                                          -------------    ----------       -----------       ------------
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                  $ 5,191,258     $   26,290       $   (80,000)(c)    $ 5,137,548
ACCOUNTS RECEIVABLE, NET                     3,547,882        883,766                            4,431,648
INVENTORIES                                  3,387,516        110,605                            3,498,121
INCOME TAXES RECEIVABLE                         16,034                                              16,034
PREPAID EXPENSES & OTHER                       425,693         26,513                              452,206
                                           -----------     ----------       -----------        -----------
   TOTAL CURRENT ASSETS                     12,568,383      1,047,174           (80,000)(c)     13,535,557

PROPERTY & EQUIPMENT, NET                      492,317        164,102                              656,419

OTHER ASSETS:
SOFTWARE DEVELOPMENT COSTS, NET                 36,520                                              36,520
OTHER                                           68,484         52,147                              120,631
EXCESS OF COST OVER NET
  ASSETS OF ACQUIRED
  COMPANIES                                  4,140,589                        1,358,072 (a)      5,498,661
INVESTMENT IN DJS                                                             1,219,086 (c)              0
                                                                             (1,219,086)(b)
                                           -----------     ----------       -----------        -----------

TOTAL ASSETS                               $17,306,293     $1,263,423       $ 1,278,072        $19,847,788
                                           ===========     ==========       ===========        ===========


(a) To record the Excess of Cost Over Net Assets of Acquired Company
(b) To eliminate the Investment in DJS Marketing Group, Inc.
(c) To record the acquisition of DJS Marketing Group, Inc.

                              BITWISE DESIGNS, INC.
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                DECEMBER 31, 1995
                                   (UNAUDITED)


LIABILITIES & SHAREHOLDERS'                                   BITWISE              DJS
   EQUITY                                                     DESIGNS,          MARKETING,      ADJUSTMENTS         CONSOLIDATED
                                                                INC.               INC.         (PROFORMA)           (PROFORMA)
                                                            -----------        ----------       ----------           -----------
CURRENT LIABILITIES:
LINE-OF-CREDIT                                              $ 1,157,569        $  103,203                            $ 1,260,772
CURRENT PORTION-LONG-TERM DEBT                                   42,099            10,125                                 52,224
CURRENT PORTION OF OBLIGATIONS
 UNDER CAPITAL LEASES                                            16,302                                                   16,302
ACCOUNTS PAYABLE                                              3,243,398         1,158,868           89,086  (c)        4,491,352
ACCRUED EXPENSES & OTHER                                        306,513           123,013                                429,526
                                                            -----------        ----------       ----------           -----------
    TOTAL CURRENT LIABILITIES                                 4,765,881         1,395,209           89,086             6,250,176
LONG-TERM DEBT, NET OF CURRENT                                    5,966                                                    5,966
OBLIGATIONS UNDER CAPITAL
 LEASES NET OF CURRENT PORTION                                    5,407             7,200                                 12,607
OTHER LIABILITIES                                                22,810                                                   22,810
                                                            -----------        ----------       ----------           -----------
    TOTAL LIABILITIES                                         4,800,064         1,402,409           89,086             6,291,559

SHAREHOLDERS' EQUITY:
PREFERRED STOCK-$.10 PAR VALUE,
  5,000,000 SHARES AUTHORIZED:
   SERIES A - 200 SHARES ISSUED
     AND OUTSTANDING
     ($1 LIQUIDATION VALUE)                                          20                                                       20
   SERIES B CONVERTIBLE PREFERRED
     112,003 SHARES ISSUED AND
     OUTSTANDING                                                 11,200                                                   11,200
COMMON STOCK, $.001 PAR VALUE;
  AUTHORIZED 20,000,000 SHARES;                                                                        200 (c)
  ISSUED 6,108,226 SHARES                                         5,908             4,000           (4,000)(a)             6,108
ADDITIONAL PAID-IN CAPITAL                                   15,853,022           113,239         (113,239)(a)        16,902,822
                                                                                                 1,049,800 (c)
ACCUMULATED DEFICIT                                          (3,363,498)         (256,225)         256,225 (a)        (3,363,498)
                                                            -----------        ----------       ----------           -----------
                                                             12,506,652          (138,986)       1,188,986            13,556,652
LESS COST OF COMMON SHARES IN
  TREASURY (338 SHARES)                                            (423)                                                    (423)
                                                            -----------        ----------       ----------           -----------
    TOTAL SHAREHOLDERS' EQUITY                               12,506,229          (138,986)       1,188,986            13,556,229
                                                            -----------        ----------       ----------           -----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                                      $17,306,293        $1,263,423       $1,278,072           $19,847,788
                                                            ===========        ==========       ==========           ===========


(a) To record the Excess of Cost Over Net Assets of Acquired Company
(c) To record the acquisition of DJS Marketing Group, Inc.

                              BITWISE DESIGNS, INC.
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

                                                                                    DJS
                                                               BITWISE           MARKETING,     ADJUSTMENTS      CONSOLIDATED
                                                            DESIGNS, INC.           INC.        (PROFORMA)       (PROFORMA)
                                                            -----------        ----------        --------        -----------
NET SALES                                                   $13,544,144        $6,475,145                        $20,019,289

COST OF GOODS SOLD                                           11,557,582         5,674,416                         17,231,998
                                                            -----------        ----------        --------        -----------
    GROSS PROFIT                                              1,986,562           800,729               0          2,787,291
                                                            -----------        ----------        --------        -----------
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                                     2,542,000           985,757          28,326(d)       3,556,083

PRODUCT DEVELOPMENT EXPENSES                                     35,446                                               35,446
                                                            -----------        ----------        --------        -----------
    OPERATING INC./(LOSS)                                      (590,884)         (185,028)        (28,326)          (804,238)
                                                            -----------        ----------        --------        -----------

OTHER INCOME (EXPENSE):
INTEREST AND OTHER INCOME                                        42,267                                               42,267

INTEREST EXPENSE                                                (89,467)          (39,668)                          (129,135)
                                                            -----------        ----------        --------        -----------
  INCOME/(LOSS) BEFORE INCOME
      TAXES                                                    (638,084)         (224,696)        (28,326)          (891,106)

INCOME TAXES EXPENSE (BENEFIT)                                   19,026               366                             19,392
                                                            -----------        ----------        --------        -----------
NET INCOME/(LOSS)                                           $  (657,110)       $ (225,062)       $(28,326)       $  (910,498)
                                                            ===========        ==========        ========        ===========

NET INCOME/(LOSS) PER COMMON
    SHARE                                                         (0.14)                                               (0.19)
                                                            ===========                                          ===========

(d) To amortize the Excess of Cost over Net Assets of Acquired Company over 20 years using the straight-line method.

                              BITWISE DESIGNS, INC.
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTH ENDED JUNE 30, 1995
                                   (UNAUDITED)


                                                                      DJS
                                            BITWISE                MARKETING,        ADJUSTMENTS     CONSOLIDATED
                                         DESIGNS, INC.                INC.           (PROFORMA)       (PROFORMA)
                                          -----------             -----------         --------        -----------
NET SALES                                 $23,949,368             $20,220,558                         $44,169,926

COST OF GOODS SOLD                         19,992,522              18,516,386                          38,508,908
                                          -----------             -----------         --------        -----------
    GROSS PROFIT                            3,956,846               1,704,172                0          5,661,018
                                          -----------             -----------         --------        -----------
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                   3,993,861               1,602,417           55,440          5,651,718

PRODUCT DEVELOPMENT EXPENSES                   29,384                                                      29,384
                                          -----------             -----------         --------        -----------
    OPERATING INC./(LOSS)                     (66,399)                101,755          (55,440)(d)        (20,084)
                                          -----------             -----------         --------        -----------

OTHER INCOME (EXPENSE):
INTEREST AND OTHER INCOME                     159,594                                                     159,594

INTEREST EXPENSE                             (108,239)               (125,957)                           (234,196)
                                          -----------             -----------         --------        -----------
  INCOME/(LOSS) BEFORE INCOME
      TAXES                                   (15,044)                (24,202)         (55,440)           (94,686)

INCOME TAXES EXPENSE (BENEFIT)                (18,725)                                                    (18,725)
                                          -----------             -----------         --------        -----------
NET INCOME/(LOSS)                         $     3,681             $   (24,202)        $(55,440)       $   (75,961)
                                          ===========             ===========         ========        ===========

NET INCOME/(LOSS) PER COMMON
    SHARE                                        0.00                                                       (0.01)
                                          ===========                                                 ===========


(d) To amortize the Excess of Cost Over Net Assets of Acquired Company over 20 years using the straight-line method.

                              BITWISE DESIGNS, INC.
          NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. The proforma condensed consolidated financial statements include the accounts of BitWise Designs, Inc. and its wholly owned subsidiaries, Electrograph Systems, Inc. and System Solutions Technology, Inc. (together, the "Company") and listed separately is recently acquired DJS Marketing, Inc.
(DJS). All significant intercompany accounts and transactions have been eliminated in consolidation. The management of the Company believes the accompanying unaudited proforma condensed consolidated financial statements contain all adjustments necessary to fairly present the financial position as of December 31, 1995 and results of operations for the six months ended December 31, 1995 and the fiscal year ended June 30, 1995.

         The source of the information used in the preparation of the Proforma condensed consolidated financial statements are the historical financial statements from the Company's Form 10-KSB for the year ended June 30, 1995 and the Company's Form 10-QSB for the six months ended December 31, 1995. For DJS, the source was the accompanying audited financial statements found elsewhere in this Form 8-K/A. The proforma condensed consolidated financial statements were adjusted to reflect the twelve month activity of DJS Marketing Group, Inc. for the fiscal year ended June 30, 1995.

2. On March 8, 1996 the Company acquired all of the capital stock of DJS Marketing Group, Inc. in exchange for 200,000 shares of the restricted common stock of the Company and $80,000 in cash for the aggregate purchase price of $1,130,000. The excess of cost over net assets of acquired company will be amortized over 20 years using the straight-line method. For more information on the acquisition of DJS it's suggested that these statements be read in conjunction with Form 8-K filed on March 22, 1996 with the Securities and Exchange Commission.